                THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE


$14,000,000.00                                                SEPTEMBER 20, 2001


        FOR VALUE RECEIVED, the undersigned, THE TRIZETTO GROUP, INC., a Delaware corporation ("TriZetto"), CREATIVE BUSINESS SOLUTIONS, INC., a Texas corporation ("CBS"); FINSERV HEALTH CARE SYSTEMS, INC., a New York corporation ("Finserv"); HEALTHCARE MEDIA ENTERPRISES, INC., a Delaware corporation ("HME"); HEALTHWEB, INC., a Delaware corporation ("HealthWeb"); MARGOLIS HEALTH ENTERPRISES, INC., a California corporation ("Margolis"); NOVALIS Corporation, a Delaware corporation ("Novalis"); TRIZETTO APPLICATION SERVICES, INC., a Colorado corporation ("TriZetto Application"); DIGITAL INSURANCE SYSTEMS CORPORATION, an Ohio corporation ("Digital"); HEALTH NETWORKS OF AMERICA, INC., a Maryland corporation ("Health Networks"); NOVALIS DEVELOPMENT CORPORATION, a Delaware corporation ("Novalis Development"); NOVALIS DEVELOPMENT & LICENSING CORPORATION, an Indiana corporation ("Novalis Licensing"); NOVALIS SERVICES CORPORATION, a Delaware corporation ("Novalis Services" and, together with TriZetto, CBS, Finserv, HME, HealthWeb, Margolis, Novalis, TriZetto Application, Digital, Health Networks, Novalis Development and Novalis Licensing, the "Original Borrower"), ERISCO, INC., a New York corporation ("Erisco"), RESOURCE INFORMATION MANAGEMENT SYSTEMS, INC., an Illinois corporation ("RIMS"), WINTHROP FINANCIAL GROUP, INC., an Illinois corporation ("Winthrop"), OPTION SERVICES GROUP, INC., an Illinois corporation ("Option Services" and, collectively with Erisco, RIMS and Winthtrop, "Additional Borrower") and INFOTRUST COMPANY, an Illinois corporation ("New Borrower" and, collectively with Original Borrower and Additional Borrower, the "Borrower"), jointly and severally, promise to pay, in lawful money of the United States, to the order of HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (together with its successors and assigns, "Lender"), the principal sum of FOURTEEN MILLION AND NO/100 DOLLARS ($14,000,000.00), or so much of such principal sum as shall be advanced or readvanced and shall remain unpaid under the Loan established pursuant to that certain Loan and Security Agreement dated as of September 11, 2000 by and among Original Borrower, Healthcare Media Private Limited, an India company and subsidiary of HME ("HMP") and Lender (as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of October 17, 2000 by and among Original Borrower, HMP, Erisco and Lender, by that certain Amendment No. 2 to Loan and Security Agreement dated as of December 28, 2000 by and among Original Borrower, Additional Borrower, Principal Financial Associates, Inc. and Lender, and by that certain Amendment No. 3 to Loan and Security Agreement dated of even date herewith by and among Original Borrower, Additional Borrower and New Borrower, and as it may be further amended, modified, restated or replaced from time to time, the "Loan Agreement"), plus interest on the unpaid balance thereof, computed on a 360-day basis, at the rate per annum that is set forth in the Loan Agreement. This Note amends, restates and replaces in its entirety the Revolving Credit Note dated September 11, 2000, the Amended and Restated Revolving Credit Note dated October 17, 2000 and the Second Amended and Restated Revolving Credit Note dated December 28, 2000, each previously executed and delivered by Borrower and made payable to Lender.

        1. All capitalized terms used and not otherwise specifically defined in this Revolving Credit Note (as amended, modified, restated or replaced from time to time, the "Note") shall have the meanings given to them in the Loan Agreement.

        2. This Note shall evidence the undersigned's obligation to repay all sums advanced by Lender from time to time under the Loan Agreement and as part of the Loan. The actual amount due and owing from time to time under this Note shall be evidenced by Lender's records of receipts and disbursements with respect to the Loan, which shall be conclusive evidence of that amount, absent manifest error.

        3. Interest due pursuant to this Note shall be payable monthly, in arrears, on the first Business Day of each month after the date of this Note (for the previous month). For purposes of this Note, a "Business Day" shall mean any day on which banks are open for business in Maryland, excluding Saturdays and Sundays.

        4. This Note shall become due and payable upon the earlier to occur of (a) the expiration of the Term, or (b) the occurrence of any Event of Default under the Loan Agreement, or any other event under any other Loan Documents which would result in this Note becoming due and payable. At such time, the entire principal balance of this Note and all other fees, costs and expenses, if any, shall be due and payable in full. Lender shall then have the option at any time and from time to time to exercise all of the rights and remedies set forth in this Note and in the other Loan Documents, as well as all rights and remedies otherwise available to Lender at law or in equity, to collect the unpaid indebtedness under this Note and the other Loan Documents. This Note is secured by the Collateral, as defined in and described in the Loan Agreement.

        5. Whenever any principal and/or interest and/or fee under this Note shall not be paid when due, whether at the stated maturity or by acceleration, interest on such unpaid amounts shall thereafter be payable at a rate per annum equal to five (5) percentage points above the stated rate of interest on this Note until such amounts shall be paid.

        6. The undersigned and Lender intend to conform strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated by the Loan Agreement or this Note would be usurious under such laws, then notwithstanding any other provision hereof: (a) the aggregate of all interest that is contracted for, charged, or received under this Note or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law, and any excess shall be promptly credited to the undersigned by Lender (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to the undersigned by Lender); (b) neither the undersigned nor any other Person (as defined in the Loan Agreement) now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum interest permitted by applicable law; and (c) the effective rate of interest shall be reduced to the Highest Lawful Rate (as defined in the Loan Agreement). All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrower to Lender shall, to the extent permitted by applicable law, be allocated throughout the full term of this Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under this Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Note shall be limited, notwithstanding anything to the contrary in this Note, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate shall not reduce the interest to accrue pursuant to this Note below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Note under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under this Note had been in effect, then the undersigned agrees to pay to Lender an amount equal to the difference between (x) the lesser of (A) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (B) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect, and (y) the amount of interest accrued in accordance with the other provisions of this Note and the Loan Agreement.

        7. This Note is the "Note" referred to in the Loan Agreement, and is issued pursuant to the Loan Agreement. Reference is made to the Loan Agreement for a statement of the additional rights and obligations of the undersigned and Lender. In the event of any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Loan Documents to be kept, observed and/or performed by the undersigned are made a part of this Note and are incorporated into this Note by this reference to the same extent and with the same force and effect as if they were fully set forth in this Note; the undersigned promises and agrees to keep, observe and perform them or cause them to be kept, observed and performed, strictly in accordance with the terms and provisions thereof.

        8. Each party liable on this Note in any capacity, whether as maker, endorser, surety, guarantor or otherwise, (a) waives presentment for payment, demand, protest and notice of presentment, notice of protest, notice of non-payment and notice of dishonor of this debt and each and every other notice of any kind respecting this Note and all lack of diligence or delays in collection or enforcement hereof; (b) agrees that Lender at any time or times, without notice to the undersigned or its consent, may grant extensions of time, without limit as to the number of the aggregate period of such extensions, for the payment of any principal, interest or other sums due hereunder; (c) to the extent permitted by law, waives all exemptions under the laws of the State of Maryland and/or any state or territory of the United States; (d) to the extent permitted by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor under this Note or providing for its release or discharge from liability on this Note, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due under this Note; and (e) agrees to pay, in addition to all other sums of money due, all cost of collection and attorney's fees, whether suit be brought or not, if this Note is not paid in full when due, whether at the stated maturity or by acceleration.

        9. No waiver by Lender of any one or more defaults by the undersigned in the performance of any of its obligations under this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of Lender in exercising any right, power or remedy under this Note (including, without limitation, the right to declare this Note due and payable) shall operate as a waiver of such right, power or remedy nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy.

        10. If any term, provision, covenant or condition of this Note or the application of any term, provision, covenant or condition of this Note to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, then the remainder of this Note and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term, provision, covenant or condition is invalid, illegal or unenforceable, Lender may, but is not obligated to, advance funds to Borrower under this Note until Borrower and Lender amend this Note so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.

        11. No amendment, supplement or modification of this Note nor any waiver of any provision of this Note shall be made except in writing executed by the party against whom enforcement is sought.

        12. This Note shall be binding upon the undersigned and its successors and assigns. Notwithstanding the foregoing, the undersigned may not assign any of its rights or delegate any of its obligations under this Note without the prior written consent of Lender, which may be withheld in its sole discretion.

        13. Each entity constituting Borrower shall be jointly and severally liable for all of the obligations of Borrower under this Note.

        14. THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT RESPECT TO ANY OTHERWISE APPLICABLE CONFLICTS-OF-LAWS PRINCIPLES, BOTH AS TO INTERPRETATION AND PERFORMANCE, AND THE PARTIES EXPRESSLY CONSENT AND AGREE TO THE NON-EXCLUSIVE

JURISDICTION OF THE COURTS OF THE STATE OF MARYLAND AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND, WAIVING ALL CLAIMS OR DEFENSES BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, INCONVENIENT FORUM OR THE LIKE. BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY MAILING A COPY OF THE SUMMONS TO BORROWER, BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER'S ADDRESS SET FORTH IN SECTION 9.4 OF THE LOAN AGREEMENT. BORROWER FURTHER WAIVES ANY CLAIM FOR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY LENDER IN GOOD FAITH.

        15. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BORROWER OR OF ITS AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF BORROWER FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). BORROWER AGREES THAT LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. BORROWER IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER ITS CONTROL AND RELATING TO THE DISPUTE IN ANY JURISDICTION THAT RECOGNIZES THAT (OR ANY SIMILAR) DISTINCTION.

        16. THE UNDERSIGNED HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE UNDERSIGNED, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE UNDERSIGNED'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

        17. THE UNDERSIGNED HEREBY AUTHORIZES ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES OR THE CLERK OF SUCH COURT TO APPEAR ON BEHALF OF THE UNDERSIGNED IN ANY COURT IN ONE OR MORE PROCEEDINGS, OR BEFORE ANY CLERK THEREOF OF PROTHONOTARY OR OTHER COURT OFFICIAL, AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF LENDER IN THE FULL AMOUNT DUE ON THIS NOTE (INCLUDING PRINCIPAL, ACCRUED INTEREST AND ANY AND ALL CHARGES, FEES AND COSTS) PLUS ATTORNEYS' FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF BORROWER FOR PRIOR HEARING. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS SECTION, THE LENDER ACKNOWLEDGES THAT ATTORNEYS' FEES ARE STATED TO BE FIFTEEN PERCENT (15%) SOLELY FOR PURPOSES OF FIXING A SUM CERTAIN FOR WHICH JUDGEMENT CAN BE ENTERED BY CONFESSION; AND THE LENDER AGREES THAT IN ENFORCING ANY JUDGEMENT BY CONFESSION, LENDER SHALL NOT DEMAND, SOLELY WITH RESPECT TO ATTORNEYS' FEES INCURRED BY THE LENDER IN CONNECTION WITH SUCH INDEBTEDNESS AFTER SUCH JUDGEMENT IS RENDERED, ANY AMOUNTS IN EXCESS OF THE ACTUAL AMOUNT OF ATTORNEYS' FEES CHARGED OR BILLED TO THE LENDER (WHICH ATTORNEYS' FEES SHALL BE CHARGED OR BILLED TO THE LENDER AT THE STANDARD HOURLY RATES). THE UNDERSIGNED AGREES AND CONSENTS THAT VENUE AND JURISDICTION SHALL BE PROPER IN THE CIRCUIT COURT OF ANY COUNTY OF THE STATE OF MARYLAND OR OF BALTIMORE CITY, MARYLAND, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND. THE UNDERSIGNED WAIVES THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE, OR RULE OF COURT WHICH MAY BE LAWFULLY WAIVED CONFERRING UPON BORROWER ANY RIGHT OR PRIVILEGE OF EXEMPTION, HOMESTEAD RIGHTS, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE UNDERSIGNED SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS LENDER SHALL DEEM NECESSARY, CONVENIENT, OR PROPER.



                               [SIGNATURES FOLLOW]

        IN WITNESS WHEREOF, the undersigned have executed this Third Amended and Restated Revolving Credit Note as of the date first above written.


                                        BORROWER:


                                        THE TRIZETTO GROUP, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        CREATIVE BUSINESS SOLUTIONS, INC.,
                                        a Texas corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        FINSERV HEALTH CARE SYSTEMS, INC.,
                                        a New York corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        HEALTHCARE MEDIA ENTERPRISES, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        HEALTHWEB, INC., a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        MARGOLIS HEALTH ENTERPRISES, INC.,
                                        a California corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        NOVALIS CORPORATION,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        TRIZETTO APPLICATION SERVICES, INC.,
                                        a Colorado corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        DIGITAL INSURANCE SYSTEMS CORPORATION,
                                        an Ohio corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        HEALTH NETWORKS OF AMERICA, INC.,
                                        a Maryland corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        NOVALIS DEVELOPMENT CORPORATION,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        NOVALIS DEVELOPMENT & LICENSING
                                        CORPORATION, an Indiana corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        NOVALIS SERVICES CORPORATION,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        ERISCO, INC., a New York corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        RESOURCE INFORMATION
                                        MANAGEMENT SYSTEMS, INC.,
                                        an Illinois corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        WINTHROP FINANCIAL GROUP, INC.,
                                        an Illinois corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        OPTION SERVICES GROUP, INC., an
                                        Illinois corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        INFOTRUST COMPANY,
                                        an Illinois corporation


                                        By:
                                            ------------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary